UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2015
HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (212) 906-8555
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2015, HRG Group, Inc. (the “Company”) appointed George C. Nicholson to the additional position of Acting Chief Financial Officer. Mr. Nicholson's appointment as Acting Chief Financial Officer will be effective as of January 4, 2015. Prior to such appointment, Mr. Nicholson served as Senior Vice President and Chief Accounting Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRG GROUP, INC.

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Senior Vice President, General Counsel & Corporate Secretary

Dated: December 28, 2015